Additional analysis of US mortgage loans	12 Months Ended
Dec. 31, 2020
Additional analysis of US mortgage loans
Additional analysis of US mortgage loans

C1.2Additional analysis of US mortgage loans

In the US, mortgage loans of $7,833 million at 31 December 2020 (31 December 2019: $9,904 million) are all commercial mortgage loans that are secured by the following property types: industrial, multi-family residential, suburban office, retail or hotel. The average loan size is $18.5 million (31 December 2019:  $19.3 million). The portfolio has a current estimated average loan to value of 54 per cent (31 December 2019:  54 per cent).

At 31 December 2020, Jackson had mortgage loans with a carrying value of $493 million (31 December 2019: nil) where the contractual terms of the agreements had been restructured to grant forbearance for a period of six to fourteen months. Under IAS 39, restructured loans are reviewed for impairment with an impairment recorded if the expected cash flows under the newly restructured terms discounted at the original yield (the pre-structured interest rate) are below the carrying value of the loan. No impairment is recorded for these loans in 2020 as the expected cash flows and interest rate did not materially change under the restructured terms.